                                                                    EXHIBIT 24.1

                          THE WILLIAMS COMPANIES, INC.

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of THE WILLIAMS COMPANIES, INC., a Delaware corporation ("Williams"), does hereby constitute and appoint WILLIAM G. VON GLAHN and SUZANNE H. COSTIN their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of Williams, as hereinafter set forth below their signature, to sign one or more registration statements on Form S-3 or Form S-4 for the registration under the Securities Act of 1933, as amended, of certain units of Williams Coal Seam Gas Royalty Trust owned by Williams and any and all amendments and post-effective amendments to said registration statements and any and all instruments necessary or incidental in connection therewith; and

                  THAT the undersigned Williams does hereby constitute and appoint WILLIAM G. VON GLAHN and SUZANNE H. COSTIN its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said registration statements and any and all amendments and post-effective amendments thereto and any and all instruments necessary or incidental in connection therewith.

                  Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

                  IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 22nd day of July, 2001.

    /s/ Keith E. Bailey                             /s/ Jack D. McCarthy
------------------------------------             ------------------------------
Keith E. Bailey                                  Jack D. McCarthy
Chairman of the Board,                           Senior Vice President
President and                                    (Principal Financial Officer)
Chief Executive Officer
(Principal Executive Officer)

                                  /s/ Gary R. Belitz
                             ------------------------------
                             Gary R. Belitz
                             Controller
                             (Principal Accounting Officer)

     /s/ Hugh M. Chapman                            /s/ Glenn A. Cox
-----------------------------------        -------------------------------------
Hugh M. Chapman                            Glenn A. Cox
Director                                   Director


    /s/ Thomas H. Cruikshank                       /s/ William E. Green
-----------------------------------        -------------------------------------
Thomas H. Cruikshank                       William E. Green
Director                                   Director


        /s/  W. R. Howell                            /s/ James C. Lewis
-----------------------------------        -------------------------------------
W. R. Howell                               James C. Lewis
Director                                   Director


      /s/ Charles M. Lillis                         /s/ George A. Lorch
-----------------------------------        -------------------------------------
Charles M. Lillis                          George A. Lorch
Director                                   Director


      /s/ Frank T. MacInnis                         /s/ Gordon R. Parker
-----------------------------------        -------------------------------------
Frank T. MacInnis                          Gordon R. Parker
Director                                   Director


       /s/ Janice D. Stoney                        /s/ Joseph H. Williams
-----------------------------------        -------------------------------------
Janice D. Stoney                           Joseph H. Williams
Director                                   Director


                                     THE WILLIAMS COMPANIES, INC.



                                     By:  /s/ William G. von Glahn
                                        ------------------------------------
                                          William G. von Glahn
                                          Senior Vice President
ATTEST:

    /s/ Suzanne H. Costin
-------------------------------
Suzanne H. Costin
Secretary